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                                                              Exhibit No. 99.10

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us under the heading "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information of MFS Diversified Target Return Fund, which is part of this Post-Effective Amendment No. 29 to Registration Statement 2-96738 on Form N-1A relating to MFS Series Trust XV.


DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 5, 2007